Exhibit 10.7

SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Second Amendment dated August 6, 2009, amends the Securities Purchase Agreement (the “Agreement”) dated as of May 13, 2009, as amended, by and between XShares Group, Inc., a Delaware corporation (the “Company”), and MGT Capital Investments, Inc., a Delaware corporation, (the “Purchaser”).

WHEREAS, the parties desire to again amend certain terms and conditions of the Agreement.

Purchaser and Company agree as follows.

1.               Term.  The term of this Amendment commences on the date set forth above and continues in effect coterminous with the term of the Agreement.

2.               Defined Terms. Except as defined herein, all defined terms used in this Amendment have the meaning set forth in the Agreement.

3.               Issuance of the Second Note. Subsection 1.1 of the Agreement is hereby as follows:.

“1.1.        Issuance of Two Convertible Promissory Notes.

(a)               The Board of Directors has duly approved the issuance of the Convertible Promissory Note (the “Original Note”), in the original principal amount of $1,100,000, made by the Company in favor of the Purchaser in the form annexed hereto as Exhibit A-1. The Board of Directors has also duly approved the issuance of the second Convertible Promissory Note (the “Second Note”), in the original principal amount of $1,000,000, made by the Company in favor of the Purchaser in the form annexed hereto as Exhibit A-2.

(b)               Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase the Original Note immediately upon execution of this Agreement, and the Company agrees to execute and deliver the Original Note to the Purchaser immediately upon receipt from the Purchaser of $1,000,000.  Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase the Second Note immediately upon execution of the Second Amendment to this Agreement, and the Company agrees to execute and deliver the Second Note to the Purchaser immediately upon receipt from the Purchaser of $1,000,000.

4.               Entire Agreement.  Except as amended herein, all terms and conditions of the Agreement shall remain in full force and effect.

This Second Amendment is incorporated in its entirety in the Agreement and both this Amendment and the Agreement shall be read and interpreted together collectively as the “Agreement.”

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized representatives.

XSHARES GROUP, INC.		MGT CAPITAL INVESTMENTS, INC.

By:	/s/ Jeffrey Feldman	By:	/s/ Tim Paterson-Brown
Its:	Chief Executive Officer	Its:	Chief Executive Officer